Geographic information	12 Months Ended
Dec. 31, 2019
Segments, Geographical Areas [Abstract]
Geographic information

The Company generates revenue from its SFD® survey system that enables the clients to focus their hydrocarbon exploration decisions concerning land commitments, data acquisition expenditures and prospect prioritization on areas with the greatest potential. NXT conducts all of its survey operations from its head office in Canada, and occasionally maintains administrative offices in foreign locations if and when needed. Revenue fluctuations are a normal part of SFD® survey system sales and can vary significantly year-over-year.

Revenues by geographic area were generated solely in Nigeria in 2019, entirely from a single client. There were no revenues in 2018 and 2017.

	2019	2018	2017
Nigeria	$11,976,149	$-	$-

	11,976,149	-	-